Related party transactions	12 Months Ended
Aug. 31, 2024
Related Party Transactions
Related party transactions

19.	Related party transactions

The Company’s key management personnel consist of its Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Senior Vice President, Tanzania and directors of the Company. Related parties include the key management personnel, extended relatives and enterprises that are controlled by these individuals as well as certain consultants performing similar functions.

Remuneration of key management personnel of the Company was as follows:

	For the year ended August 31,
Key management personnel	2024	2023
Remuneration	$1,766	$2,135
Share-based compensation expense	1,332	2,148
Total key management personnel	$3,098	$4,283

As at August 31, 2024, included in amounts payable is $nil (August 31, 2023 - $0.4 million) due to related parties with no specific terms of repayment.

During the year ended August 31, 2024, $0.7 million for stock options granted to key management personnel was expensed (2023 - $0.7 million) and $0.4 million for RSUs granted to directors and key management personnel was expensed (2023 - $0.2 million).

During the year ended August 31, 2024, $0.2 million related to common share awards granted to directors and key management personnel pursuant to their employment contracts was expensed (2023 - $1.3 million). As of August 31, 2024, 11.4 million of vested common share awards have yet to be issued.

During the year ended August 31, 2024, Buckreef recognized expenses of $nil (2023: $0.7 million) related to services provided by the Company and $0.4 million (2023: $0.2 million) related to loans provided by its parent.